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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 14, 2007.




                             SIGNATURE EYEWEAR, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         California                     0-23001                 95-3876317
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)              File Number)          Identification No.)



                              498 North Oak Street
                               Inglewood, CA 90302
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                    (Address of Principal Executive Offices)


                                 (310) 330-2700
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                         (Registrant's Telephone Number)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 2.03.   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
             OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On September 14, 2007, the Signature Eyewear, Inc. (the "Company") entered into a Loan and Security Agreement with Comerica Bank pursuant to which Comercia Bank has agreed to provide a revolving credit facility to the Company. Borrowing availability is based on eligible accounts receivable, inventory and a letter of credit, up to a maximum of $4.8 million outstanding at any time. The revolving line of credit bears interest payable monthly at either Comerica Bank's base rate plus 0.5% or LIBOR plus 3.25%, as selected in advance by the Company, and will expire on February 28, 2010. As of September 19, 2007, the interest rate on the revolving credit facility was 8.25%.

         The revolving line of credit is secured by the assets of the Company and a letter of credit in the amount of $1,250,000. Financial and operating covenants include: (i) quarterly minimum pre-tax income, (ii) quarterly maximum ratio of total liabilities minus subordinated debt to subordinated liabilities and net worth, (iii) quarterly minimum ratio of cash and accounts receivables to current liabilities and revolving debt minus subordinated debt, (iv) annual capital expenditures limitations, and (v) limitations on acquisitions and incurring future indebtedness without the bank's consent.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits. 99.1          Press release of dated September 17, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 19, 2007                       SIGNATURE EYEWEAR, INC.




                                                  By: /s/ Michael Prince
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                                                      Michael Prince
                                                      Chief Executive Officer










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                                  EXHIBIT INDEX





EXHIBIT NO.                        DESCRIPTION
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   99.1      Press release dated September 17, 2007